[Letterhead of Augustus I. duPont]


                                                                 EXHIBIT K
                                            July 14, 1995

The Banks Party to
The Credit Agreement
Referred to Below:

Ladies and Gentlemen:

         I am General Counsel of Reeves Industries, Inc., a Delaware corporation (the "Parent"), and Reeves Brothers, Inc., a Delaware corporation (the "Company") (the Parent and the Company, collectively, the "Borrowers"), and have acted as such in connection with the negotiation, execution and delivery of (i) the Credit Agreement, dated as of August 5, 1992 (as amended and restated as of July 14, 1995, the "Credit Agreement"), among the Parent, the Company, the several banks and financial institutions party thereto (the "Banks") and Chemical Bank, as agent for the Banks (the "Agent"), (ii) the Company Guarantee, dated as of August 5, 1992 (as amended and restated as of July 14, 1995, the "Company Guarantee"), made by the Company in favor of the Agent for the ratable benefit of the Banks, (iii) the Parent Guarantee, dated as of July 14, 1995 (the "Parent Guarantee"), made by the Parent in favor of the Agent for the ratable benefit of the Banks, (iv) the Security Agreement, dated as of August 5, 1992 (as amended and restated as of July 14, 1995, the "Security Agreement"), made by the Company in favor of the Agent for the ratable benefit of the Banks, and (v) the Notes, each dated July 14, 1995 (the "Notes"), made by the Borrowers in favor of the Banks (the Credit Agreement, the Company Guarantee, the Parent Guarantee, the Security Agreement and the Notes, collectively, the "Loan Documents").

         This opinion is being furnished to you pursuant to Section 5.1(l) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in, or by reference in, the Credit Agreement.

         In connection with this opinion, I have (i) investigated such questions of law, (ii) examined an executed copy of each of the Loan Documents and originals or certified, conformed or reproduction copies of such charter documents, instruments, documents and records of the Borrowers, and such certificates of public officials and such other documents and (iii) received such information from officers and representatives of the Borrowers, in each case as I have deemed necessary or appropriate for the purposes of this opinion.

         In all such examinations, I have assumed, but have not verified, the legal capacity of all natural persons executing documents, the genuineness of all signatures on original or certified, conformed or reproduction copies of documents of all parties other than the Borrowers and the authenticity of original and certified copies of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, representations and warranties contained in, and by reference in, the Credit Agreement and certificates and oral or written statements and other information of representatives of the Borrowers and others and assume compliance on the part of all parties to the Loan Documents with their covenants and agreements contained therein.

         Based upon the foregoing and subject to the limitations, qualifications and assumptions set forth herein, I am of the opinion that:

         1. Each of the Borrowers (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, to the extent that the failure to be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         2. Each of the Borrowers (i) has the corporate power and authority, and the legal right, to make, deliver and perform each of the Loan Documents to which it is a party, to consummate each of the transactions contemplated thereby, to comply with each of the provisions thereof, to borrow under the Credit Agreement and to grant the security interests purported to be created by the Security Agreement in the case of the Company and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party, to consummate each of the transactions contemplated thereby, to comply with each of the provisions thereof, to borrow on the terms and conditions of the Credit Agreement and to grant the security interests purported to be created by the Security Agreement in the case of the Company.

         3. Each of the Loan Documents has been duly and validly executed and delivered by each of the Borrowers parties thereto.

         4. No consent, approval, waiver, license or authorization of, filing with or other act by or in respect of, any Governmental Authority of or within the State of New York or in respect of the General Corporation Law of the State of Delaware ("Delaware Corporate Law") or of any other Person is required on the part of either of the Borrowers in connection with the execution, delivery, performance, validity or enforceability of any of the Loan Documents to which it is a party, the consummation of the transactions contemplated thereby, the compliance with each of the provisions thereof, the borrowing on the terms and conditions of the Credit Agreement, or the grant of the security interests purported to be created by the Security Agreement in the case of the Company.

         5. The execution, delivery and performance of each of the Loan Documents, the consummation of the transactions contemplated thereby, the compliance with each of the provisions thereof, the borrowing on the terms and conditions of the Credit Agreement and the granting of the security interests purported to be created by the Security Agreement in the case of the Company, do not and will not conflict with, constitute a default under or violate any Requirement of Law of any Governmental Authority of or within the State of New York or in respect of Delaware Corporate Law or, to the best of my knowledge, any Contractual Obligation of either of the Borrowers, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

         6. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending, or to the best of my knowledge, threatened by or against either of the Borrowers or against any of their respective properties or revenues (i) with respect to any Loan Document to which it is a party or any of the transactions contemplated thereby, or
(ii) which could reasonably be expected to have a Material Adverse Effect.

         I have rendered the opinions expressed herein based on facts, circumstances, laws, rules, regulations, court decisions and regulatory authority determinations in effect on the date hereof. I assume no obligation to update or supplement this opinion or reflect any facts, circumstances, laws, rules, regulations, or any changes thereto, or any court decisions or regulatory authority determinations which may hereafter occur or come to my attention.

         The opinions expressed herein are limited to the laws of the State of New York and to the General Corporation Law of the State of Delaware, in each case as currently in effect.

         This opinion is rendered to you solely for your benefit and may not be furnished, used, circulated, quoted and relied upon by any other person, firm or corporation (other than a successor to or assignee of the Agent or any Bank) for any purposes without my prior written consent, except that a copy of this opinion may be attached to the opinion of even date of Cadwalader, Wickersham & Taft addressed to you and may be relied upon by Cadwalader, Wickersham & Taft in rendering said opinion.

                                       Very truly yours,

                                       \S\ Augustus I. duPont